EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2020 RESULTS

DALLAS - October 27, 2020 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2020 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2020 with the third quarter ended September 30, 2019 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split with regards to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $109.0 million or $9.26 per diluted share for the quarter.

•	Comparable RevPAR for all hotels decreased 72.1% to $36.63 during the quarter.

•	Adjusted EBITDAre was negative $22.7 million for the quarter.

•	Adjusted funds from operations (AFFO) was negative $4.57 per diluted share for the quarter.

•
The Company ended the quarter with cash and cash equivalents of $120.9 million and restricted cash of $89.5 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. The Company is currently working with its property managers and lenders in order to utilize lender and manager held reserves to fund operating shortfalls. At the end of the quarter, there was also $13.2 million in due from third-party hotel managers, which is the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

•	During the quarter, the Company transferred ownership of thirteen hotels to lenders.

•	Subsequent to quarter end, the Company announced that it signed forbearance agreements on its KEYS Loan Pools representing 34 hotels and approximately $1.2 billion of debt.

•	Subsequent to quarter end, the Company signed a forbearance agreement on its $97 million Hilton Boston Back Bay mortgage loan.

•	Capex invested during the quarter was $11.8 million.

CAPITAL STRUCTURE
At September 30, 2020, the Company had total mortgage loans of $3.7 billion with a blended average interest rate of 3.5%. This average interest rate does not take into account any default rates.

AHT Reports Third Quarter Results

October 27, 2020

During the quarter, the Company announced that its Board of Directors unanimously approved a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective on July 15, 2020 at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange (the “NYSE”) on July 16, 2020 on the split-adjusted basis.

During the quarter, the Company commenced an offer to exchange shares of common stock for all outstanding shares of each series of its preferred stock. The exchange offers were amended earlier this week, and the total maximum consideration offered in the exchange offers in the aggregate to all series of Preferred Stock is 126,048,813 newly issued shares of the Company’s common stock. The exchange offer expiration date has also been extended until November 20, 2020.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its previously announced 2020 common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the third quarter ending September 30, 2020. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company also did not pay a dividend on its preferred stock for the third quarter ending September 30, 2020.

PORTFOLIO REVPAR
As of September 30, 2020, the portfolio consisted of 103 hotels.

•	Comparable RevPAR decreased 72.1% to $36.63 for all hotels on a 29.9% decrease in ADR and a 60.1% decrease in occupancy.

“While the COVID-19 pandemic continues to impact the economy and the hospitality industry, we continue to take decisive actions in order to enhance our operational and financial flexibility,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “We have focused on strengthening our balance sheet and reducing our cash utilization. While we have made significant progress in our forbearance efforts, we continue to work with our lenders and special servicers to address our remaining defaults.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, October 28, 2020, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Wednesday, November 4, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13709738.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2020 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Wednesday, October 28, 2020, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report

AHT Reports Third Quarter Results

October 27, 2020

on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of the novel strain of coronavirus (COVID-19) on our business; the ability of the Company and the Company's advisor, Ashford Inc., to continue as a going concern;our ability to secure additional financing to enable us to operate our business during the pendency of COVID-related business weakness, which has materially impacted our operating cash flows and cash balances; the timing and outcome of the Securities and Exchange Commission's investigation; our ability to meet the NYSE continued listing standards; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; general volatility of the capital markets and the market price of our common stock and preferred stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2020	December 31, 2019
ASSETS
Investments in hotel properties, net	$3,484,019	$4,108,443
Cash and cash equivalents	120,916	262,636
Restricted cash	89,495	135,571
Marketable securities	1,741	14,591
Accounts receivable, net of allowance of $757 and $698, respectively	19,379	39,638
Inventories	2,753	4,346
Notes receivable, net	8,121	7,709
Investment in OpenKey	2,980	2,829
Deferred costs, net	1,902	2,897
Prepaid expenses	20,099	21,886
Derivative assets, net	1,680	1,691
Operating lease right-of-use assets	45,250	49,995
Other assets	25,942	17,932
Intangible assets, net	797	797
Due from related parties, net	6,015	3,019
Due from third-party hotel managers	13,187	17,368
Total assets	$3,844,276	$4,691,348

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,703,838	$4,106,518
Accounts payable and accrued expenses	100,110	124,226
Accrued interest payable	91,274	10,115
Dividends and distributions payable	868	20,849
Due to Ashford Inc., net	4,885	6,570
Due to third-party hotel managers	344	2,509
Intangible liabilities, net	2,277	2,337
Operating lease liabilities	45,456	53,270
Derivative liabilities, net	—	42
Other liabilities	5,462	25,776
Total liabilities	3,954,514	4,352,212

Redeemable noncontrolling interests in operating partnership	20,666	69,870
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at September 30, 2020 and December 31, 2019	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 14,628,248 and 10,210,360 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	146	102
Additional paid-in capital	1,842,470	1,826,472
Accumulated deficit	(1,974,010)	(1,558,038)
Total shareholders' equity (deficit) of the Company	(131,168)	268,762
Noncontrolling interests in consolidated entities	264	504
Total equity (deficit)	(130,904)	269,266
Total liabilities and equity/deficit	$3,844,276	$4,691,348

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
REVENUE
Rooms	$79,599	$301,704	$332,845	$910,337
Food and beverage	5,000	53,738	54,147	182,097
Other	8,111	17,751	29,612	52,430
Total hotel revenue	92,710	373,193	416,604	1,144,864
Other	333	1,044	1,381	3,239
Total revenue	93,043	374,237	417,985	1,148,103
EXPENSES
Hotel operating expenses
Rooms	19,752	66,434	84,860	195,260
Food and beverage	4,904	40,089	43,268	125,534
Other expenses	53,424	118,993	203,279	357,129
Management fees	5,070	13,393	20,008	41,165
Total hotel operating expenses	83,150	238,909	351,415	719,088
Property taxes, insurance and other	20,876	21,972	62,048	64,131
Depreciation and amortization	62,909	67,906	194,275	202,595
Impairment charges	29,926	—	85,144	6,533
Transaction costs	—	—	—	2
Advisory services fee:
Base advisory fee	8,654	8,949	26,128	27,300
Reimbursable expenses	1,557	2,367	4,955	7,763
Non-cash stock/unit-based compensation	2,122	4,648	6,765	13,486
Incentive fee	—	—	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	342	83	1,081	804
Other general and administrative	7,662	2,327	15,123	7,124
Total operating expenses	217,198	347,161	746,934	1,048,826
Gain (loss) on sale of assets and hotel properties	(40,370)	2,362	(36,753)	2,923
OPERATING INCOME (LOSS)	(164,525)	29,438	(365,702)	102,200
Equity in earnings (loss) of unconsolidated entities	(121)	(278)	(279)	(2,208)
Interest income	12	836	664	2,402
Other income (expense), net	(6,179)	(328)	(7,806)	(982)
Interest expense, net of premium amortization	(28,611)	(58,692)	(163,658)	(177,979)
Amortization of loan costs	(2,484)	(7,664)	(12,604)	(22,530)
Write-off of premiums, loan costs and exit fees	(9,469)	(426)	(11,499)	(2,578)
Gain (loss) on extinguishment of debt	90,325	—	90,325	—
Unrealized gain (loss) on marketable securities	(758)	315	(1,756)	1,721
Unrealized gain (loss) on derivatives	6,449	(2,536)	11,063	(4,054)
INCOME (LOSS) BEFORE INCOME TAXES	(115,361)	(39,335)	(461,252)	(104,008)
Income tax benefit (expense)	(366)	249	1,519	(3,052)
NET INCOME (LOSS)	(115,727)	(39,086)	(459,733)	(107,060)
(Income) loss attributable to noncontrolling interest in consolidated entities	72	(10)	240	2
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,344	7,919	72,365	21,582
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(98,311)	(31,177)	(387,128)	(85,476)
Preferred dividends	(10,644)	(10,645)	(31,932)	(31,933)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(108,955)	$(41,822)	$(419,060)	$(117,409)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(9.26)	$(4.21)	$(39.03)	$(11.87)
Weighted average common shares outstanding – basic	11,767	9,997	10,721	9,979
Diluted:
Net income (loss) attributable to common stockholders	$(9.26)	$(4.21)	$(39.03)	$(11.87)
Weighted average common shares outstanding – diluted	11,767	9,997	10,721	9,979
Dividends declared per common share:	$—	$0.60	$—	$2.40

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(115,727)	$(39,086)	$(459,733)	$(107,060)
Interest expense and amortization of premiums and loan costs, net	31,095	66,356	176,262	200,509
Depreciation and amortization	62,909	67,906	194,275	202,595
Income tax expense (benefit)	366	(249)	(1,519)	3,052
Equity in (earnings) loss of unconsolidated entities	121	278	279	2,208
Company's portion of EBITDA of Ashford Inc.	—	785	—	4,362
Company's portion of EBITDA of OpenKey	(121)	(99)	(277)	(308)
EBITDA	(21,357)	95,891	(90,713)	305,358
Impairment charges on real estate	29,926	—	85,144	6,533
(Gain) loss on sale of assets and hotel properties	40,370	(2,362)	36,753	(2,923)
EBITDAre	48,939	93,529	31,184	308,968
Amortization of unfavorable contract liabilities	57	82	165	160
(Gain) loss on insurance settlements	—	(7)	(148)	(43)
Write-off of premiums, loan costs and exit fees	9,469	426	11,499	2,578
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)	—
Other (income) expense, net	6,179	398	7,838	1,173
Transaction and conversion costs	5,795	375	8,330	1,061
Legal, advisory and settlement costs	226	6	411	1,822
Unrealized (gain) loss on marketable securities	758	(315)	1,756	(1,721)
Unrealized (gain) loss on derivatives	(6,449)	2,536	(11,063)	4,054
Dead deal costs	28	—	144	50
Non-cash stock/unit-based compensation	2,593	4,905	8,340	14,863
Company's portion of adjustments to EBITDAre of Ashford Inc.	—	1,148	—	2,679
Company's portion of adjustments to EBITDAre of OpenKey	3	8	12	43
Adjusted EBITDAre	$(22,727)	$103,091	$(31,857)	$335,687
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(115,727)	$(39,086)	$(459,733)	$(107,060)
(Income) loss attributable to noncontrolling interest in consolidated entities	72	(10)	240	2
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,344	7,919	72,365	21,582
Preferred dividends	(10,644)	(10,645)	(31,932)	(31,933)
Net income (loss) attributable to common stockholders	(108,955)	(41,822)	(419,060)	(117,409)
Depreciation and amortization on real estate	62,870	67,851	194,138	202,424
(Gain) loss on sale of assets and hotel properties	40,370	(2,362)	36,753	(2,923)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(17,344)	(7,919)	(72,365)	(21,582)
Equity in (earnings) loss of unconsolidated entities	121	278	279	2,208
Impairment charges on real estate	29,926	—	85,144	6,533
Company's portion of FFO of Ashford Inc.	—	(2,188)	—	(3,590)
Company's portion of FFO of OpenKey	(122)	(101)	(280)	(297)
FFO available to common stockholders and OP unitholders	6,866	13,737	(175,391)	65,364
Write-off of premiums, loan costs and exit fees	9,469	426	11,499	2,578
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)	—
(Gain) loss on insurance settlements	—	(7)	(148)	(43)
Other (income) expense, net	6,179	398	7,838	1,173
Transaction and conversion costs	5,795	375	8,330	1,061
Legal, advisory and settlement costs	226	6	411	1,822
Unrealized (gain) loss on marketable securities	758	(315)	1,756	(1,721)
Unrealized (gain) loss on derivatives	(6,449)	2,536	(11,063)	4,054
Dead deal costs	28	—	144	50
Non-cash stock/unit-based compensation	2,593	4,905	8,340	14,863
Amortization of loan costs	2,482	7,663	12,598	22,525
Company's portion of adjustments to FFO of Ashford Inc.	—	3,122	—	7,762
Company's portion of adjustments to FFO of OpenKey	3	9	12	46
Adjusted FFO available to common stockholders and OP unitholders	$(62,375)	$32,855	$(225,999)	$119,534
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(4.57)	$2.75	$(17.92)	$10.05
Weighted average diluted shares	13,654	11,931	12,612	11,897

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2020
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt		Total Debt
GACC Gateway - 1 hotel	November 2020	6.26%	$90,063	$—		$90,063
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(2)	25,000
Morgan Stanley Pool - 17 hotels	November 2020	LIBOR + 3.00%	—	419,000	(3)	419,000
JPMorgan Chase - 8 hotels	February 2021	LIBOR + 2.92%	—	395,000	(4)	395,000
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(5)	240,000
BAML Highland Pool - 19 hotels	April 2021	LIBOR + 3.20%	—	913,093	(6)	913,093
KEYS Pool A - 7 hotels	June 2021	LIBOR + 3.65%	—	180,720	(7)	180,720
KEYS Pool B - 7 hotels	June 2021	LIBOR + 3.39%	—	174,400	(7)	174,400
KEYS Pool C - 5 hotels	June 2021	LIBOR + 3.73%	—	221,040	(7)	221,040
KEYS Pool D - 5 hotels	June 2021	LIBOR + 4.02%	—	262,640	(7)	262,640
KEYS Pool E - 5 hotels	June 2021	LIBOR + 2.73%	—	160,000	(7)	160,000
KEYS Pool F - 5 hotels	June 2021	LIBOR + 3.68%	—	215,120	(7)	215,120
Morgan Stanley Ann Arbor - 1 hotel	July 2022	LIBOR + 3.95%	—	34,200	(8)	34,200
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	(9)	16,100
Aareal Le Pavillon - 1 hotel	January 2023	LIBOR + 3.40%	—	37,000	(10)	37,000
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,727	—		6,727
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,818	—		9,818
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,260	—		6,260
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,792	—		11,792
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,578	—		23,578
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,369	—		19,369
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,098	—		50,098
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	24,794	—		24,794
Total			$242,499	$3,472,644		$3,715,143
Percentage			6.5%	93.5%		100.0%
Weighted average interest rate (1)			5.29%	3.36%		3.48%
All indebtedness is non-recourse.

(1)	Interest rates do not include default or late payment rates in effect on some mortgage loans.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.25%.

(3)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2019.

(4)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in February 2020.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2020.

(7)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2020.

(8)	This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%

(9)	This mortgage loan has a LIBOR floor of 0.25%.

(10)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$79,467	$(3,251)	$76,216	$300,832	$(27,909)	$272,923	(73.58)%	(72.07)%
RevPAR	$35.97	$(25.39)	$36.63	$129.47	$115.04	$131.15	(72.21)%	(72.07)%
Occupancy	30.98%	(24.96)%	31.35%	78.40%	76.29%	78.64%	(60.48)%	(60.14)%
ADR	$116.13	$(101.70)	$116.84	$165.15	$150.79	$166.77	(29.68)%	(29.94)%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$331,631	$(22,572)	$309,059	$907,262	$(84,040)	$823,222	(63.45)%	(62.46)%
RevPAR	$49.3	$(42.7)	$49.87	$130.79	$110.3	$133.32	(62.30)%	(62.60)%
Occupancy	34.85%	(33.96)%	34.93%	77.41%	72.93%	77.88%	(54.98)%	(55.15)%
ADR	$141.47	$(125.75)	$142.78	$168.97	$151.24	$171.19	(16.27)%	(16.60)%

NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$92,519	$371,999	(75.13)%	$414,932	$1,140,722	(63.63)%
Non-comparable adjustments	(3,646)	(31,210)		(25,499)	(95,084)
Comparable total hotel revenue	$88,873	$340,789	(73.92)%	$389,433	$1,045,638	(62.76)%

Hotel EBITDA	$(9,632)	$115,796	(108.32)%	$12,684	$373,032	(96.60)%
Non-comparable adjustments	615	(9,427)		1,380	(27,931)
Comparable hotel EBITDA	$(9,017)	$106,369	(108.48)%	$14,064	$345,101	(95.92)%
Hotel EBITDA margin	(10.41)%	31.13%	(41.54)%	3.06%	32.70%	(29.64)%
Comparable hotel EBITDA margin	(10.15)%	31.21%	(41.36)%	3.61%	33.00%	(29.39)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$27	$98	(72.45)%	$42	$263	(84.03)%
Hotel EBITDA attributable to the Company and OP unitholders	$(9,659)	$115,698	(108.35)%	$12,642	$372,769	(96.61)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$(9,044)	$106,271	(108.51)%	$14,022	$344,838	(95.93)%
NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(58,135)	$(530)	$(57,062)	$(115,727)
Non-property adjustments	(20,029)	—	20,029	—
Interest income	(6)	—	6	—
Interest expense	4,840	—	23,771	28,611
Amortization of loan cost	489	—	1,995	2,484
Depreciation and amortization	62,708	153	48	62,909
Income tax expense (benefit)	—	—	366	366
Non-hotel EBITDA ownership expense	501	4	(505)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,632)	(373)	(11,352)	(21,357)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(27)	—	27	—
Equity in (earnings) loss of unconsolidated entities	—	—	121	121
Company's portion of EBITDA of OpenKey	—	—	(121)	(121)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,659)	$(373)	$(11,325)	$(21,357)
Non-comparable adjustments	615
Comparable hotel EBITDA	$(9,017)
NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$42,625	$(13)	$(81,698)	$(39,086)
Non-property adjustments	(2,274)	(70)	2,344	—
Interest income	(103)	—	103	—
Interest expense	5,004	—	53,688	58,692
Amortization of loan cost	447	—	7,217	7,664
Depreciation and amortization	67,681	176	49	67,906
Income tax expense (benefit)	44	—	(293)	(249)
Non-hotel EBITDA ownership expense	2,372	9	(2,381)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	115,796	102	(20,971)	94,927
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(98)	—	98	—
Equity in (earnings) loss of unconsolidated entities	—	—	278	278
Company's portion of EBITDA of Ashford Inc.	—	—	785	785
Company's portion of EBITDA of OpenKey	—	—	(99)	(99)
Hotel EBITDA attributable to the Company and OP unitholders	$115,698	$102	$(19,909)	$95,891
Non-comparable adjustments	(9,427)
Comparable hotel EBITDA	$106,369
NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(238,299)	$(1,088)	$(220,346)	$(459,733)
Non-property adjustments	31,424	—	(31,424)	—
Interest income	(57)	—	57	—
Interest expense	17,808	—	145,850	163,658
Amortization of loan cost	1,590	—	11,014	12,604
Depreciation and amortization	193,658	471	146	194,275
Income tax expense (benefit)	—	—	(1,519)	(1,519)
Non-hotel EBITDA ownership expense	6,560	23	(6,583)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,684	(594)	(102,805)	(90,715)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(42)	—	42	—
Equity in (earnings) loss of unconsolidated entities	—	—	279	279
Company's portion of EBITDA of OpenKey	—	—	(277)	(277)
Hotel EBITDA attributable to the Company and OP unitholders	$12,642	$(594)	$(102,761)	$(90,713)
Non-comparable adjustments	1,380
Comparable hotel EBITDA	$14,064
NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$143,862	$306	$(251,228)	$(107,060)
Non-property adjustments	3,663	(70)	(3,593)	—
Interest income	(255)	—	255	—
Interest expense	14,592	—	163,387	177,979
Amortization of loan cost	1,311	—	21,219	22,530
Depreciation and amortization	201,972	477	146	202,595
Income tax expense (benefit)	150	—	2,902	3,052
Non-hotel EBITDA ownership expense	7,737	26	(7,763)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	373,032	739	(74,675)	299,096
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(263)	—	263	—
Equity in (earnings) loss of unconsolidated entities	—	—	2,208	2,208
Company's portion of EBITDA of Ashford Inc.	—	—	4,362	4,362
Company's portion of EBITDA of OpenKey	—	—	(308)	(308)
Hotel EBITDA attributable to the Company and OP unitholders	$372,769	$739	$(68,150)	$305,358
Non-comparable adjustments	(27,931)
Comparable hotel EBITDA	$345,101
NOTES:

(1)
The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.